BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated December 31, 2015 to the Summary Prospectus, Prospectus and
Statement of Additional Information of the Fund, each dated December 29, 2015

Pursuant to action taken by the Board of Trustees of BlackRock FundsSM, Marathon Asset Management, LP (“Marathon”) has been approved as a sub-adviser to the Fund. BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, expects that, effective on or about January 27, 2016, a portion of the Fund’s assets will be allocated to Marathon. Marathon intends to employ a fundamental long/short strategy as its principal investment strategy.

Effective January 27, 2016, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The tables in the sections entitled “Principal Investment Strategies of the Fund” or “Fund Overview — Principal Investment Strategies of the Fund”, as applicable, and “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are hereby amended to add the following:

Fundamental Long/Short	Marathon Asset Management, LP

The second paragraph of the section entitled “Investment Manager” or “Fund Overview — Investment Manager”, as applicable, is hereby deleted in its entirety and replaced with the following:

The Fund’s Sub-Advisers are Benefit Street Partners, LLC, Ionic Capital Management LLC, LibreMax Capital, LLC, Marathon Asset Management, LP, Pine River Capital Management L.P. and QMS Capital Management LP.

The section entitled “Management of the Fund — BlackRock and the Sub-Advisers — Sub-Advisers” is hereby amended to add the following:

Marathon Asset Management, LP (“Marathon”), One Bryant Park, 38th Floor, New York, New York 10036 serves as a sub-adviser to the Fund. Marathon was founded in 1998 and will focus on managing assets for the Fund utilizing a fundamental long/short strategy. Total assets under management by Marathon were approximately $13 billion as of October 31, 2015.

The section entitled “For More Information — Fund and Service Providers — Sub-Advisers” is hereby amended to add the following:

Marathon Asset Management, LP

One Bryant Park, 38th Floor

New York, New York 10036

Effective January 27, 2016, the following change is made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Sub-Advisers” is hereby amended to add the following:

Marathon Asset Management, LP, One Bryant Park, 38th Floor, New York, New York 10036 serves as a Sub-Adviser to the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-MMAS-1215SUP2